                                                                 EXHIBIT 10.4(b)

                       SECOND AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------

         This Second Amendment to Loan Agreement, dated this 25th day of April, 2002, by and among Michael Baker Corporation, a Pennsylvania corporation ("MBC"), Michael Baker, Jr., Inc., a Pennsylvania corporation ("Michael Baker Jr."), Baker/MO Services, Inc., a Texas corporation ("Baker/MO"), Baker/OTS, Inc., a Delaware corporation ("Baker/OTS"), Baker Engineering NY, Inc., a New York corporation ("Baker NY") (each a "Borrower" and collectively, the "Borrowers"), Citizens Bank of Pennsylvania (assignee of Mellon Bank, N.A.), a Pennsylvania banking institution ("Citizens"), National City Bank of Pennsylvania, a national banking association ("NCB"), and Fifth Third Bank, a national banking association ("Fifth Third") (each a "Bank" and collectively, the "Banks"), and Citizens Bank of Pennsylvania, as agent for the Banks (in such capacity, the "Agent") ("Second Amendment").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrowers, the Banks and the Agent entered into that certain Loan Agreement, dated September 5, 2001, as amended by that certain First Amendment to Loan Agreement, dated February 20, 2002 (the "Loan Agreement"), pursuant to which, among other things, the Banks agreed to extend credit to the Borrowers pursuant to a revolving credit facility in an aggregate principal amount not to exceed Forty Million and 00/100 Dollars ($40,000,000.00); and

         WHEREAS, the Borrowers desire to amend certain provisions of the Loan Agreement and the Banks and the Agent shall permit such amendments pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning herein as in the Loan Agreement unless the context clearly indicates otherwise.

         2. Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of "Owner's Equity" and inserting the following in its stead:

            "Owner's Equity" means, as of the date of determination, (i) net worth minus (ii) the aggregate amount of all investments made pursuant to Section 6.04(h) hereof, in each case determined and Consolidated for the Borrowers and their Subsidiaries in accordance with GAAP.

         3. Section 6.04 of the Loan Agreement is hereby amended to include the following Section 6.04(h):

            (h) other investments in an aggregate amount not to exceed Two Million and 00/100 Dollars ($2,000,000.00) at any time.

         4. The provisions of Section 2 and 3 of this Second Amendment shall not become effective until the Agent has received this Second Amendment, duly executed by the Borrowers and each Bank.

         5. Each Borrower hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Loan Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Loan Agreement.

         6. Each Borrower hereby represents and warrants to the Banks and the Agent that (i) such Borrower has the legal power and authority to execute and deliver this Second Amendment, (ii) the officers of such Borrower executing this Second Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof, (iii) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof and of the Loan Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational agreements of such Borrower or any Law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower, and (iv) this Second Amendment, the Loan Agreement and the documents executed or to be executed by such Borrower in connection herewith or therewith constitute valid and binding obligations of such Borrower in every respect, enforceable in accordance with their respective terms.

         7. Each Borrower represents and warrants that (i) no Event of Default exists under the Loan Agreement, nor will any occur as a result of the execution and delivery of this Second Amendment or the performance or observance of any provision hereof, (ii) the Schedules attached to and made a part of the Loan Agreement, as amended by this Second Amendment, are true and correct in all material respects as of the date hereof, and (iii) it presently has no known claims or actions of any kind at Law or in equity against the Banks or the Agent arising out of or in any way relating to the Loan Documents.

         8. Each reference to the Loan Agreement that is made in the Loan Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Loan Agreement as amended hereby.

         9. The agreements contained in this Second Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect. This Second Amendment amends the Loan Agreement and is not a novation thereof.

         10. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

         11. This Second Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each Borrower hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this Second Amendment.

                           [INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized officers as of the date above written.

Attest:                                                       Michael Baker Corporation

By:    /s/ H. James McKnight                                  By:    /s/ William P. Mooney
       -------------------------------------------                   ------------------------------------------

Name:  H. James McKnight                                      Name:  William P. Mooney
       -------------------------------------------                   ------------------------------------------

Title: Executive Vice President, General                      Title: EVP & CFO
       -------------------------------------------                   ------------------------------------------
       Counsel & Secretary
       -------------------------------------------

Attest:                                                       Michael Baker, Jr., Inc.

By:    /s/ H. James McKnight                                  By:    /s/ William P. Mooney
       -------------------------------------------                   ------------------------------------------

Name:  H. James McKnight                                      Name:  William P. Mooney
       -------------------------------------------                   ------------------------------------------

Title:  Executive Vice President, General                     Title: EVP & CFO
       -------------------------------------------                   ------------------------------------------
       Counsel & Secretary
       -------------------------------------------

Attest:                                                       Baker/MO Services, Inc.

By:    /s/ H. James McKnight                                  By:    /s/ William P. Mooney
       -------------------------------------------                   ------------------------------------------

Name:  H. James McKnight                                      Name:  William P. Mooney
       -------------------------------------------                   ------------------------------------------

Title: Executive Vice President, General                     Title:  EVP & CFO
       -------------------------------------------                   ------------------------------------------
       Counsel & Secretary
       -------------------------------------------

Attest:                                                       Baker/OTS, Inc.

By:    /s/ H. James McKnight                                  By:    /s/ William P. Mooney
       -------------------------------------------                   ------------------------------------------

Name:  H. James McKnight                                      Name:  William P. Mooney
       -------------------------------------------                   ------------------------------------------

Title: Executive Vice President, General                      Title: EVP & CFO
       -------------------------------------------                  ------------------------------------------
       Counsel & Secretary
       -------------------------------------------

Attest:                                                       Baker Engineering NY, Inc.

By:    /s/ H. James McKnight                                  By:    /s/ William P. Mooney
       -------------------------------------------                   ------------------------------------------

Name:  H. James McKnight                                      Name:  William P. Mooney
       -------------------------------------------                   ------------------------------------------

Title: Executive Vice President, General                      Title: EVP & CFO
       -------------------------------------------                   ------------------------------------------
       Counsel & Secretary
       -------------------------------------------

                               Citizens Bank of Pennsylvania, as Agent and for itself as a Bank

                               By:    /s/ Mark Latterner
                                      ----------------------------------------

                               Name:  Mark Latterner
                                      ----------------------------------------

                               Title: V.P.
                                        --------------------------------------


                               National City Bank of Pennsylvania

                               By:    /s/ Susan J. Dimmick
                                      ---------------------------------------

                               Name:  Susan J. Dimmick
                                      ----------------------------------------

                               Title: Vice President
                                      ----------------------------------------


                               Fifth Third Bank

                               By:    /s/ Christopher S. Helmeci
                                      ----------------------------------------

                               Name:  Christopher S. Helmeci
                                      ----------------------------------------

                               Title: Vice President
                                      ----------------------------------------